Other Financial Liabilities	12 Months Ended
Dec. 31, 2019
Other Financial Liabilities
Other Financial Liabilities

11. Other financial liabilities

in EUR thousands	December 31, 2019	December 31, 2018
Purchase price liability (earn-out and start-up costs)	14,720	0
Current financial liabilities	99	29

The purchase price liability was discounted at a market interest rate of 9% based on the expected annual purchase price payments. The expected annual purchase price payments are due from 2022 to 2030 depending on future profits from sales of XepiTM. In total, without repayment of the start-up costs, the nominal repayment amount in this period is USD 28.9 million / EUR 25.8 million. The start-up costs of USD 2.9 million (EUR 2.5 million) received to date are repayable by 2022.

For further details, please refer to the section on business combinations.